Corporate Presentation David J. Mazzo, PhD President and Chief Executive Officer April 2019 | NASDAQ: CLBS

Forward-looking statements advisory This Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management’s current expectations, as of the date of this presentation, and involve certain risks and uncertainties. All statements other than statements of historical fact contained in this Investor Presentation are forward- looking statements. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to differ materially from the recent results or those projected in forward-looking statements include the “Risk Factors” described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2019, as subsequently amended on March 19, 2019, and in the Company’s other periodic filings with the SEC. The Company’s further development is highly dependent on, among other things, future medical and research developments and market acceptance, which are outside of its control. You are cautioned not to place undue reliance on forward- looking statements, which speak only as of the date of this Investor Presentation. Caladrius does not intend, and disclaims any obligation, to update or revise any forward-looking information contained in this Investor Presentation or with respect to the matters described herein. 2

Caladrius Biosciences: Uniquely positioned for near-term success .Late-stage therapeutics development company . Three principal development programs; 2 designated “breakthrough”* . CLBS12*, CLBS14-CMD, CLBS14-NORDA* .Financially stable and debt-free . Strong balance sheet (~$43 million cash as of Dec. 31, 2018) . Low operating cash burn (cash projected through May 2020) .Multiple value creating events within the next 18 months . Key regulatory and data milestones across the pipeline 3

Experienced executive team with broad domain-specific expertise 35+ years of experience in all aspects of large pharma (Merck, Baxter, RPR, HMR, David J. Mazzo, PhD Schering-Plough) and emerging biopharma (Chugai USA, Regado); successful President and Chief Executive Officer international drug development across all therapeutic areas, international capital raising and business transactions; Director and former Chairman of EyePoint Pharma Douglas W. Losordo, MD 25+ years of experience as a leader in cell therapy research and development; Executive VP, Global Head of R&D and renowned clinician with noteworthy academic (Tufts, Northwestern, NYU) and industry Chief Medical Officer (Baxter) credentials; pioneer of CD34+ cell therapy 25+ years of experience as a versatile finance executive with strong accounting/audit Joseph Talamo, CPA, MBA background (KPMG) and leadership roles in publicly traded pharmaceutical Senior VP and Chief Financial Officer development and commercial-stage companies (OSI Pharmaceuticals, BMS) Todd Girolamo, JD, MBA 25+ years of legal experience as a practicing attorney (Cahill, Gordon & Reindel; Reid Senior VP, General Counsel and & Priest) as well as finance and biotechnology industry experience (Oppenheimer, Corporate Secretary CIBC, Leerink Swann) John D. Menditto 20+ years of experience as an investor relations and corporate communications Vice President, professional with a major focus on healthcare and life science (Novartis, Medco Health Investor Relations and Corporate Communications Solutions, Argos Therapeutics) 4

Ischemic Repair Autologous CD34+ cells 5

CD34+ cells promote angiogenesis of the microvasculature



Normal microvasculature
Capillaries
Artery
Vein
Compromised microvasculature
Capillaries
Artery
Vein
Augmented microvasculature post-CD34+ cells introduction
Capillaries
Artery
Vein

- >700 subjects studied in randomized double-blind placebo-controlled trials provide consistent evidence of therapeutic benefit and tolerance
  - Improved mortality, reduced chest pain and increased exercise tolerance in refractory angina[1]
  - Reduced amputation in critical limb ischemia[2]
  - Improved function in claudication[3]

[1]Losordo et al. Circ Res 2011.; Povsic et al. JACC Cardiovasc Interv. 2016.
[2]Losordo et al. Circ Cardiovasc Interv 2012.
[3]Losordo et al. US study (n=17); Pending publication

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Simple, scalable and economical autologous cell therapy process


Sample collection
Isolation of CD34+ cells
Cells returned to same patient
Shipment
Shipment

Maximum of 4 days from donation to injection

- Day -3: Patient dosed with GCSF to mobilize CD34+ cells from bone marrow to peripheral blood; avoids bone marrow aspiration
- Day 1: Sample collection via apheresis; shipment to processing center
- Day 2: CD34+ cells isolated and prepared for patient injection; shipment to clinic
- Day 3-4: Cells returned to patient through intramuscular, intracoronary or intramyocardial injection, depending on indication

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CD34+ cell therapy patent estate provides for long-term exclusivity Composition of matter protection to 2031+ . 7 U.S. and 23 foreign composition of matter and methods patents granted . Japan, Russia, Canada, and the EU5 countries-France, Germany, Great Britain, Italy, and Spain . 2 U.S. and 3 foreign patents pending . Key claims cover a pharmaceutical composition of a therapeutic concentration of non- expanded CD34+/CXCR4+ stem cells ………. together with stabilizing serum ……. to repair an injury caused by vascular insufficiency . Issued and pending claims can be applied to broad range of conditions caused by underlying ischemia . For example: CLI, CMD, NORDA, AMI, CHF and ischemic brain injury . Expiries of granted patents ranging from 2031 – 2039 including patent term extension 8

CLBS12 Critical Limb Ischemia (CLI) (Japan) 9

CLI represents an expedited commercial opportunity in Japan . Initiation in Japan prompted by early definition of accelerated path to regulatory approval . Estimated >$100M initial commercial opportunity based on significant pharmaco-eco benefits . CLBS12 could be a marketed product in Japan as early as 2021 . Positive results from ongoing trial in Japan should support expedited development in USA/EU CLI Represents a Multi-billion Dollar Global Market Opportunity Japan USA Europe* No-option CLI patients eligible for CLBS12 ~51,000 ~300,000 ~560,000 (not eligible for revascularization) *Europe: Source: Independent Third-party analysis; Full report available upon request 10

CLI amputation and mortality rates increase with disease severity Retrospective outcomes analysis based upon Rutherford (“R”) classification (n=41,882) 4 Year Amputation Rates 4 Year Mortality Rates 80.0% 70.0% 63.5% 67.3% 70.0% 60.0% 52.2% 60.0% 50.0% 50.0% 37.7% 40.0% 40.0% 35.3% 30.0% 30.0% 18.9% 20.0% 20.0% 12.1% 10.0% 4.6% 10.0% 0.0% 0.0% R 1-3 R 4 R 5 R 6 R 1-3 R 4 R 5 R 6 R 1-3: CLI-free R 4: Debilitating rest pain R 5: Minor tissue loss non-healing ulcer; focal gangrene with diffuse pedal ischemia R 6: Functional foot no longer salvageable Source: Reinecke H., European Heart Journal, 2015 Apr 14;36(15):932-8. 11

Single CD34+ cell therapy administration appears to reverse CLI Actual CLI Patient Laser Doppler Imagery Single Center, Open-Label, Dose-Escalation Clinical Trial (n=17) - Japan Rutherford Scale (All patients) 100% 90% 80% 70% 60% 50% Before Treatment 40% 30% Incidence 20% 10% 0% pre 4 8 12 24 52 104 156 208 Weeks Week 12 Post-treatment Rutherford 3 or less Rutherford 4 or 5 Source: Kinoshita et al, Atherosclerosis 2012 12

Single CD34+ cell therapy administration increases amputation free survival Double-blind, Randomized, Placebo-controlled Clinical Trial (n=28) 1×10^6 cells/kg Combined Doses 1×10^5 cells/kg Placebo Source: Losordo et al, Circulation 2012 13

CLBS12 eligible for early conditional approval in Japan based on ongoing study Awarded SAKIGAKE (“breakthrough”) designation with priority review

Design	▪ Prospective, open label, controlled, randomized trial (1:1 w/SOC) CLI patients
Primary Endpoint	▪ Time to continuous CLI-free status (2 consecutive monthly visits, adjudicated independently)
Study Size	▪ 30 patients with no-option CLI plus 5 patients with Buerger’s Disease; ~10 centers in Japan
Dose	▪ Up to 10^6 autologous CD34+ cells/kg (CLBS12) per affected limb
Control/Comparator	▪ Standard of Care drugs approved in Japan ▪ Including antiplatelets, anticoagulants and vasodilators ▪ Choice of pharmacotherapy will be made by the investigators according to protocol
Mode of administration	▪ Intramuscular, 20 injections in affected lower limb in single administration
Timing/Cost	▪ Top-line results expected 1H2020 ▪ Study funded to completion in current budget projections

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Preliminary Buerger’s Disease cohort results in Japan are compelling . Natural progression of Buerger’s Disease is continual progression . CLBS12 treatment has resulted in 50% of patients achieving a positive outcome to date Days Pre 1 30 60 90 120 150 180 210 240 270 300 330 365 1 2 3 Patient 4 5 6 Rutherford 4 or 5 Rutherford 6 CLI-free Continuous CLI-free 15

CLBS14-CMD Coronary Microvascular Dysfunction (CMD) (USA) 16

CMD is an unmet medical need with significant market potential . Nearly 50% of patients with Coronary Artery Disease have a CMD component . Multi-billion dollar global opportunity based on significant pharmaco-eco benefits Patients Potentially Eligible for CLBS14-CMD USA1 Europe2 Japan3,4 ~8,300,000 ~6,000,000 ~1,000,000 Europe: 1Cleveland Clinic/AHA (American Heart Association) 2Townsend, N, et al.; Cardiovascular disease in Europe: epidemiological update 2016, EHJ, Volume 37, Issue 42, 7 November 2016, Pages 3232–3245 3Kita, T; Coronary heart disease risk in Japan – an East/West divide?, EHJ Supplements, Volume 6, Issue suppl_A, 1 March 2004, Pages A8–A11 4Ueshima, H, et al.; Cardiovascular Disease and Risk Factors in Asia, AHA Journal, December 16/23, 2008, Volume 118, Issue 25 17

CLBS14-CMD proof-of-concept study (ESCaPE-CMD) Enrollment completion expected in May 2019 Design . Interventional, open label, proof-of-concept trial Primary Endpoint . Safety and the evaluation of adverse events . Changes from baseline to 6 months for coronary flow reserve, endothelial-dependent Secondary Endpoints microvascular function, time to angina; other cardiovascular metrics Study Size . 20 patients at 2 centers in the USA (Cedars Sinai, LA & Mayo Clinic) Dose . Up to 300 x 106 CD34+ cells Control . No control arm Mode of administration . Single intracoronary infusion . Top-line results expected by end of 2019 Timing/Cost . Study funded to completion in current budget projections (NIH grant) 18

Preliminary ESCaPE-CMD results are encouraging 3.50 . p=0.01675 N=6 (of target 20) 3.00 . Coronary flow reserve is defined as the ratio of maximal coronary 2.50 blood flow to resting coronary blood flow1 2.00 . Increase in coronary flow 1.50 reserve correlates with improvement in symptoms 1.00 . Complete results expected end Coronary Coronary Flow Reserve 0.50 of 2019 0.00 Baseline Day 180 1 Collins P. (1993). Coronary flow reserve. British heart journal, 69(4), 279–281. 19

CLBS14-NORDA No Option Refractory Disabling Angina (NORDA) (USA) 20

NORDA presents a multi-billion dollar global market opportunity . Currently, there are no effective treatments options for NORDA . Patients with NORDA often have multiple costly comorbidities Patients Eligible for CLBS14-NORDA USA Europe Japan <100K ~50K ~30K Europe: Source: Independent Third-party analysis; Full third-party report available upon request 21

CLBS14-NORDA Phase 3 development status . Data license obtained from Shire for previous clinical studies . Avoids need to repeat previous work and positions program in Phase 3 . CLBS owns IP for product . CLBS holds an open and active IND . RMAT (Regen. Medicine Advanced Therapy) designation awarded 2Q18 . Granted by the FDA for therapies intended to treat serious conditions . Therapy must show preliminary evidence of addressing unmet medical need . Similar to breakthrough therapy designation; includes potential for accelerated approval . Phase 3 protocol design discussions reaching conclusion with FDA . Finalization expected 2Q19 with first patient targeted for fall 2019 22

Single administration of CLBS14-NORDA improves exercise time Compelling results from the randomized, placebo-controlled, double blind Phase 2 Study (n=168) 6 Months 12 Months P=0.017 P=0.014 Source: Losordo, D.W., et al., Circ Res, 2011 23

Single administration of CLBS14-NORDA reduces angina frequency Compelling results from the randomized, double blind, placebo-controlled, Phase 2 Study (n=168) 6 months 12 months -8.8 -8.7 Frequency, Frequency, (95% CI) -13.9 Mean Change from baseline in Weekly baselineMean Change in from -15.3 p = 0.0421 p = 0.0109 Placebo CLBS14-NORDA Source: Losordo et al, Circ Res 2011 24

Single administration of CLBS14-NORDA reduces mortality Compelling results of the randomized, double blind, placebo-controlled, Phase 2 Study (n=168) p = 0.0065 Placebo Source: Losordo, Circ Res 2011 25

Combined CLBS14-NORDA clinical database corroborates success potential Change in Angina Frequency . Phases 1, 2, & partial 3 studies1,2,3 ITT Population completed (combined n=304) 1.5 . Two independent compelling patient- P=0.03 P=0.01 P=0.01 level pooled-analyses: 1.0 . European Heart Journal, January 2018 (Henry, et al) (95% CI)(95% 0.5 . Cardiovascular Revascularization Medicine, June 2018 (Velagapudi, et al) 0.0 3M 6M 12M . Same NORDA definition in all studies Relative Frequency of Angina Timepoint 1 Losordo, D.W., et al, Circulation, 2007, 115(25) pp. 3165-3172 2 Losordo, D.W., et al, Circ Res, 2011, 109(4) pp. 428-36. 3 Povsic, T.J., et al, JACC Cardiovasc Interv, 2016 9(15) pp. 1576-85. 26

Combined CLBS14-NORDA clinical database corroborates success potential . Phases 1, 2, & partial 3 clinical studies1,2,3 completed (combined n=304) . Two independent compelling patient-level pooled-analyses: European Heart Journal, January 2018 (Henry, et al); Cardiovascular Revascularization Medicine, June 2018 (Velagapudi, et al) . Same NORDA definition in all studies Mortality and Major Cardiac Adverse Events (MACE) 1 Losordo, D.W., et al, Circulation, 2007 115(25) pp. 3165-3172 2 Losordo, D.W., et al, Circ Res, 2011 109(4) pp. 428-36 3 Povsic, T.J., et al, JACC Cardiovasc Interv, 2016 9(15) pp.1576-85 27

Multi-product pipeline based on proprietary technology platforms

Pre-Clinical	Phase 1	Phase 2	Phase 3

▶ Registration eligible trial

CD34+ Cell Therapy Platform (Ischemic Repair)

Program	Stage reached	Country
CLBS12 Critical Limb Ischemia	Phase 2 ▶	Country: Japan
CLBS14-CMD Coronary Microvascular Dysfunction	Phase 2	Country: USA
CLBS14-NORDA No Option Refractory Disabling Angina	Phase 3 ▶	Country: USA

T Regulatory Cell Therapy Platform (Immune Modulation)

Program	Stage reached	Country
CLBS03 Recent Onset Type 1 Diabetes	Phase 2	Country: USA

Results of comprehensive analysis of 1-year patient level data in conjunction with 2-year follow-up data (end 2019) will determine next development steps

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Timeline of key development milestones by project


Program
2019
2020
RMAT application response (US)
Target Enrollment Completion
Phase 2 (registration) Topline Data Expected
CLBS12
(Critical Limb Ischemia)
Target Enrollment Completion
Phase 2 Topline Data Expected
CLBS14-CMD
(Coronary Microvascular Dysfunction)
Phase 3 Clinical Development Plan Finalized with FDA
Phase 3 Clinical Trial Initiation Target
CLBS14-NORDA
(No Option Refractory Disabling Angina)

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Key CLBS financial information Cash & Investments at December 31, 2018 $43m 2018 Operating Cash Burn $20m Cash Runway Based on Current Plan through May 2020 (Including CLBS14-NORDA Clinical Initiation Costs) Debt $0 Common Shares Outstanding at December 31, 2018 ~9.9m shares Options Outstanding: Exercise Price < $5.00 = 476,000 shares ~1m shares Exercise Price < $10.00 = 139,000 shares Exercise Price > $10.00 = 403,000 shares 30

Caladrius Biosciences: Uniquely positioned for near-term success .Late-stage therapeutics development company . Three principal development programs; 2 designated “breakthrough”* . CLBS12*, CLBS14-CMD, CLBS14-NORDA* .Financially stable and debt-free . Strong balance sheet (~$43 million cash as of Dec. 31, 2018) . Low operating cash burn (cash projected through May 2020) .Multiple value creating events within the next 18 months . Key regulatory and data milestones across the pipeline 31

NASDAQ: CLBS Investor Relations Contact John D. Menditto Phone: 908.842.0084 Email: jmenditto@caladrius.com www.caladrius.com